EXHIBIT 10.1

AMENDMENT TO CONVERTIBLE PROMISSORY NOTE PURCHASE AGREEMENT AND NOTE

WESTMINSTER PHARMACEUTICAL, LLC

THIS FIRST AMENDMENT TO THE CONVERTIBLE PROMISSORY NOTE PURCHASE AGREEMENT AND NOTE (the “Amendment”) is executed as of this 2nd day of June, 2016 (“Effective Date”) by and among WESTMINSTER PHARMACEUTICAL, LLC, a Delaware limited liability Company (the “Company”), TRXADE GROUP, INC., a Delaware corporation and parent to the Company, (the “Parent”), and Gajan A. Mahendiran and Amudha Mahendiran (collectively, the “Purchaser”).

W I T N E S S E T H

WHEREAS, in October 2015, the Company, Parent and Purchaser entered into that certain Convertible Promissory Note Purchase Agreement (the “Note Purchase Agreement”), together with the Note Agreement (each a “Note” and collectively the “Notes”) and Warrant Agreement (“Warrant”) referenced in the Note Purchase Agreement for an aggregate total loan amount of $950,000.

WHEREAS, the Company and Parent desire to increase Maturity Date under each of the Notes;

WHEREAS, in order to induce Purchaser to extend the Notes, the Company and the Purchaser are willing to make amendments to the Note Purchase Agreement and the Notes to make the principal and interest under the outstanding Notes secured;

NOW THEREFORE, in consideration of the premises and the mutual promises and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.

Amendments to the Note.  The following amendment is hereby made to the Notes:  The Maturity Date, as defined under Section 1 of each of the Notes, is now changed from “three years” to “four years.”

2.

Grant of Security Interest.  As a condition for Purchaser to agree to extend the term of the Notes contemplated herein, the Company and the Parent hereby grant to Purchaser a security interest in all their property, tangible and intangible, including but not limited to: all accounts, now existing or subsequently arising; all contract rights of Parent and the Company, now existing or subsequently arising; all accounts receivable, now existing or subsequently arising; all chattel paper, documents, and instruments related to accounts; all intellectual property, inventory, furniture, fixtures, equipment, and supplies now owned or subsequently acquired; and the proceeds, products, and accessions of and to any and all of the foregoing (the "Collateral"). This security interest is granted to secure the debt evidenced by the Notes and all costs and expenses incurred by Purchaser in the collection of the debt.  Purchaser, in its discretion, may file one or more financing statements under the Florida Uniform Commercial Code and any other states where the Collateral of the Company and/or Parent is held (such as Mississippi), naming Purchaser as a debtor and secured party as secured party and indicating the Collateral specified in this Amendment

3.

Limited Effect.  Except as amended hereby, the Note Purchase Agreement, the Note, and the Warrant shall remain in full force and effect, and the valid and binding obligation of the parties thereto.

4.

Counterparts.  This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto, have caused this First Amendment to Convertible Promissory Note Purchase Agreement and Note to be duly executed and delivered as of the date first written above.

COMPANY: WESTMINSTER PHARMACEUTICAL, LLC.

By: Suren Ajjarapu. Chief Executive Officer

Suren Ajjarapu. Chief Executive Officer

WESTMINSTER PHARMACEUTICAL, LLC, 1115 Gunn Hwy., Odessa, Florida 33556

PARENT: TRXADE GROUP, INC.

By: Suren Ajjarapu. Chief Executive Officer

Suren Ajjarapu. Chief Executive Officer

TRXADE GROUP, INC., 1115 Gunn Hwy., Odessa, Florida 33556

PURCHASER:

By: Gajan A. Mahendiran and Amudha Mahendiran

Gajan A. Mahendiran and Amudha Mahendiran

Address:

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